September 17, 2021

BNY MELLON INVESTMENT FUNDS I

BNY MELLON INVESTMENT FUNDS II, INC.

BNY MELLON INVESTMENT FUNDS III

BNY MELLON INVESTMENT FUNDS IV, INC.

Supplement to Current Statement of Additional Information

The following information supplements or supersedes and replaces any contrary information contained in the section in Part I of the Statement of Additional Information entitled "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Interested Board Member

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Bradley J. Skapyak* 1958 Board Member

Chief Operating Officer and Director of Dreyfus (2009 – 2019)

Chief Executive Officer and Director of the Distributor (2016 – 2019)

Chairman and Director of the Transfer Agent (2011 – 2019)

Senior Vice President of the Custodian (2007 – 2019)

None

* Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon. Mr. Skapyak does not serve on the Audit, Nominating, Compensation, Litigation or Pricing Committees of the Boards of the funds.

The following table shows the year Mr. Skapyak joined each fund's board.

Interested Board Member
Fund	Bradley J. Skapyak
BNYMIFI	2021
BNYMIFII	2021
BNYMIFIII	2021
BNYMIFIV	2021

Each board member, with the exception of Ms. Bovich, Mr. Donohue and Mr. Skapyak, has been a BNY Mellon Family of Funds board member for over fifteen years. Ms. Bovich has been in the asset management business for 40 years, Mr. Donohue has over 40 years of experience in the investment funds industry and Mr. Skapyak has over 30 years of experience in the investment funds industry.

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•	Bradley J. Skapyak has over 30 years of experience in the investment funds industry. From January 2010 through May 2019, Mr. Skapyak served as President of the funds in The BNY Family of Funds. From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of Dreyfus, where he was primarily responsible for the relationship between Dreyfus and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of Dreyfus in connection with its role as administrator to the BNY Mellon Family of Funds. Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of the Distributor; from May 2011 through May 2019, as Chairman and Director for the Transfer Agent; and from April 2007 through May 2019, as Senior Vice President of the Custodian.

Board Members' Fund Share Ownership

As of December 31, 2020, Mr. Skapyak did not own any fund shares or shares of other funds in the BNY Mellon Family of Funds.

As of December 31, 2020, none of the Independent Board Members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

GRP5SAISTK-0921